UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2003

Date of Report (Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-33489	91-1144498
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 Eastlake Avenue East, Seattle, WA	98102
(Address of principal executive offices)	(Zip Code)

(206) 442-6600

(Registrant’s telephone number, including area code)

Item 5.	Other Events

The Registrant is filing as exhibits hereto certain information and agreements to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-107355) (the “Registration Statement”), originally filed on July 25, 2003.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

1.1	Form of Purchase Agreement

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, of the Registration Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

Dated: October 15, 2003	By:	/s/ JAMES A. JOHNSON

James A. Johnson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Purchase Agreement

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, of the Registration Statement